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EXHIBIT 99.2
                              EMPLOYMENT AGREEMENT


         This EMPLOYMENT AGREEMENT ("Employment Agreement") is by and between Integrated Healthcare Holdings, Inc., a Nevada corporation (the "Company") and Kenneth K. Westbrook ("Executive") (collectively, the "Parties"). The effective date of this Employment Agreement shall be December 1, 2008 ("Effective Date").

                                    RECITALS

         A. Company is engaged in the business of hospital acquisition and management (the "Business").

         B. Company desires to employ Executive, and Executive agrees to serve, as President and Chief Executive Officer of the Company subject to the terms and conditions of this Employment Agreement.

                                    AGREEMENT

1. INCORPORATION OF RECITALS. The above recitals are incorporated herein by this reference.

2. TERM OF EMPLOYMENT. The Company shall employ Executive under this Employment Agreement starting on the Effective Date. Executive's employment shall continue until and unless his employment is terminated as provided in Article 6, below.

3. POSITION AND DUTIES.

         3.1. Executive shall serve as the Company's President and Chief Executive Officer. Executive's principal duties and responsibilities ("Duties") shall be (i) to set the overall strategies and direction of the Company, (ii) to oversee corporate performance, (iii) to serve in such official capacities with Company's affiliated corporations or other entities as the Company's Board of Directors ("Board") may require, and (iv) to report to the Board.

         3.2. Except during vacation periods or in accordance with the Company's personnel policies covering Executive leaves and reasonable periods of illness or other incapacitation, Executive shall devote his services to the Company's Business and interests in a manner consistent with Executive's title and office and the Company's needs for his services.

         3.3. Executive shall perform his duties in good faith and in a manner which he honestly believes to be in the best interests of the Company, and with such care, including reasonable inquiry, as an ordinary prudent person in a like position would use under similar circumstances. Executive shall at all times be subject to and shall observe and carry out such reasonable rules, regulations,

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policies, directions and restrictions as may be established and communicated to him from time to time by the Board.

         3.4. Executive's employment by the Company shall be exclusive. Therefore, until and unless Executive's employment is terminated Executive shall not:

                  (a) directly or indirectly, for any purposes whatsoever, provide services to, or be employed in any capacity by, legal or natural person (other than the Company) while employed by the Company; and

                  (b) directly or indirectly, without Company's written consent, significantly participate in any business, enterprise or undertaking. Company acknowledges that Executive currently serves as a director on the board of Aperture Health, Inc. and consents to such service provided that Executive uses customary and reasonable prudence in avoiding conflicts of interest with the Company in connection with his service on the Aperture Health, Inc. board. Outside personal, social or charitable activities are not prohibited so long as Executive's participation does not impair his performance of his Duties and obligations under this Employment Agreement.

         3.5. Executive acknowledges he is and shall be providing personal services of a special, unique, unusual and extraordinary character requiring extraordinary ingenuity and effort by Executive. Executive further acknowledges Company would suffer continuing and irreparable injury which can not be not adequately compensated by an award of monetary damages or through other legal remedies. Accordingly, Executive agrees the Company shall be entitled to such injunctive relief as may be required to enforce the provisions of this Article 3 (including Section 3.4 above) in addition to any other legal or equitable remedies Company may have to enforce such provisions.

4. PLACE OF PERFORMANCE; RELOCATION; ELECTION TO TERMINATE EMPLOYMENT. Executive shall perform his Duties (except for reasonable work-related travel) at the Company's corporate headquarters at 1301 North Tustin Avenue, Santa Ana, California, or at such other location as the Company may designate in Orange County.

5.       COMPENSATION;  BENEFITS.

         5.1      BASE SALARY.
                  -----------

                  (a) Subject to Executive's performance of all his Duties and other obligations under this Employment Agreement, Company shall pay Executive a base salary at a rate of Five Hundred Thousand Dollars ($500,000.00) on a per annum basis.

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                  (b)      Executive's base salary shall be payable in bi-weekly
                           or other periodic installments in accordance with the Company's payroll procedures in effect from time to time. The base salary is subject to mandatory
                           Federal, State or local withholdings, E.G. income taxes, FICA, disability, unemployment, etc.

                  (c) Executive's base salary shall be reviewed on or before March 31, 2009 and every twelve (12) months thereafter by the Board's Compensation Committee, which shall have discretion to make further adjustments at such time(s). In no event, however, shall Executive's base salary be decreased.

                  (d) Any reference to "per annum," "per year" "annual" or any other time period, in this Employment Agreement, shall not be construed to create or imply employment for a year or any other specific term.

         5.2 BONUS. The Board shall determine in its discretion the amount of a bonus to be paid to Executive, within one hundred twenty (120) days after the end of each Company fiscal year, I.E. March 31. Company shall pay each such annual bonus to Executive no later than one hundred twenty (120) days after the end of each fiscal year, starting March 31, 2009. Executive and Company acknowledge that (a) the Board, with the assistance of the Board's Compensation Committee, is currently in the process of reviewing and revising the Company's annual executive bonus program ("AIP"), and (b) the Company anticipates that the Board will consider adoption of a revised AIP within sixty (60) days of the Effective Date. Subject to the provisions of this Section 5.2, Executive agrees to be bound to the terms of any such revised AIP if and when the Board adopts the same.

          5.3 STOCK OPTIONS. Executive shall receive a grant of stock options in accordance with the terms of that certain Notice of Stock Option Award in Executive's favor which was approved by the Board on December 2, 2008 ("Award"). In addition to receiving the Award, during the term of this Employment Agreement Executive shall be eligible to participate in the Company's stock incentive plan ("SIP") in the same manner as Company's similarly situated senior executives, as the Board may amend the SIP from time to time.

         5.4 MEDICAL INSURANCE. Executive shall receive medical, dental, vision and/or other health insurance in the same manner and scope as the Company's similarly situated senior executives.

         5.5 EXPENSES. Company shall reimburse Executive for appropriate, reasonable business expenses incurred by Executive, in accordance with the Company's general policy applicable to Company's similarly situated senior executives. Company shall pay, or reimburse Executive for, the reasonable costs

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for Executive to maintain membership(s) in professional organizations which relate to the Company's Business.

         5.6 LIFE AND DISABILITY INSURANCE AND RETIREMENT PLAN. Executive shall be entitled to participate in any short-term disability plan, long-term disability plan and life insurance plan and any pension or retirement plan maintained by the Company for the benefit of Company's similarly situated senior executives.

         5.7 AUTOMOBILE ALLOWANCE. Executive shall receive an automobile and insurance allowance in the amount of One Thousand Five Hundred Dollars ($1,500.00) per month.

         5.8 CELLULAR TELEPHONE. Executive shall receive reimbursement for reasonable expenses associated with Executive's use of a cellular telephone in performing Executive's Duties.

         5.9 VACATION. Executive shall be entitled to four (4) weeks of paid vacation for every twelve (12) consecutive months of employment under this Employment Agreement or, alternatively, the same amount of vacation to which Company's other similarly situated senior executives are entitled, whichever is greater.

         5.10 OTHER EMPLOYEE BENEFITS. Executive shall receive all other employee benefits and participate in all other employee benefit plans provided by the Company to Company's similarly situated senior executives.

6. TERMINATION.

         6.1      BY COMPANY "FOR CAUSE".

                  (a) Notwithstanding any other provision in the Employment Agreement, Company may terminate Executive's employment at any time "for cause". For purposes of this Section 6.1, the term "for cause" shall mean (i) Executive's commission of a felony; (ii) Executive's commission of a crime or other illegal act involving moral turpitude; (iii) any willful and dishonest act committed by Executive; or (iv) Executive's material breach of his obligations under this Employment Agreement.

                  (b) Notwithstanding Company's termination of Executive "for cause," under this Section 6.1, Company shall pay Executive all accrued salary, vacation or other pay, expenses, benefits, and vested stock options, through the date of termination.

         6.2      BY EXECUTIVE "FOR CAUSE".


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                  (a)      Notwithstanding any other provision in the Employment
                           Agreement, Executive may terminate his employment with Company "for cause". For purposes of this
                           Section 6.2, the term "for cause" shall mean (i) the removal of Executive as President and Chief Executive Officer of the Company; (ii) any material diminution or modification of Executive's normal Duties, responsibilities and authority under this Employment Agreement; (iii) Company's material breach of its obligations under this Employment Agreement; (iv) the dissolution or bankruptcy of the Company; or (vi) any person, entity or group of affiliated persons and entities having more than fifty percent (50%) of the outstanding voting securities of the Company which sells, transfers, disposes or otherwise relinquishes their majority interest in the Company.

                  (b) If Executive justifiably terminates his employment "for cause" under this Section 6.2, Company shall pay and provide to Executive certain compensation and benefits ("Severance Package") for a period of twelve
                           (12) months, as more particularly described in, and subject to, the terms of the "SEVERANCE AGREEMENT" attached hereto as Exhibit "A" and incorporated herein by reference ("Severance Agreement"). Company's obligations under the attached Severance Agreement are conditioned on, and shall not commence until, the occurrence of each of the following: (i) Executive's timely execution and delivery of the Severance Agreement to Company within fifty-three
                           (53) days after Executive gives Company written notice of the effective date of termination and the reason(s) therefore, and (ii) the expiration of seven
                           (7) days, after Executive's delivery of the executed Severance Agreement to Company, without Executive having revoked his acceptance of the Severance Agreement. In no event, however, shall Company have any obligation to provide compensation and benefits under the Severance Agreement (aa) while Company is still paying compensation and providing benefits under the terms of this Employment Agreement, or (bb) until after the effective date of Executive's termination.

                  (c) Executive shall not accrue or be entitled to additional "paid time off", vacation pay, sick pay benefits, non-accrued bonuses, non-accrued or non-vested stock options, or any other compensation or benefits (related to Executive's employment or otherwise), after the effective date of termination, except as specifically described in Subsection 6.2
                           (b) above and the attached Severance Agreement.

                  (d) Company also shall pay and deliver to Executive all accrued salary, accrued vacation pay, accrued bonuses or other accrued pay, expenses, benefits, and vested stock options, through and within three (3) business

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                           days following the effective date of termination,
                           IRRESPECTIVE OF WHETHER EXECUTIVE SIGNS AND/OR DELIVERS TO COMPANY THE ATTACHED SEVERANCE AGREEMENT.


6.3      BY COMPANY "WITHOUT CAUSE".

                  (a) Notwithstanding any other provision in the Employment Agreement, Company may terminate Executive's employment without cause by giving written notice to Executive. The termination shall occur and become effective, automatically and without further notice, sixty (60) days after Company gives written notice to Executive of its intent to terminate Executive's employment without cause. During this sixty (60) day interval between Company's notice of termination and the effective date of the termination, Executive shall continue to receive all compensation and benefits provided in this Employment Agreement.

                  (b) If Company terminates Executive's employment "without cause" under this Section 6.3, Company shall pay and provide to Executive the Severance Package for a period of twelve (12) months, as more particularly described in, and subject to, the terms of the Severance Agreement. Company's obligations under the Severance Agreement are conditioned on, and shall not commence until, the occurrence of each of the following: (i) Executive's timely execution and delivery of the Severance Agreement to Company, within fifty-three (53) days after Company gives Executive written notice of the effective date of termination, and (ii) the expiration of seven (7) days, after Executive's delivery of the executed Severance Agreement to Company, without Executive having revoked his acceptance of the Severance Agreement. In no event, however, shall Company have any obligation to provide compensation and benefits under the Severance Agreement (aa) while Company is still paying compensation and providing benefits under the terms of this Employment Agreement, or (bb) until after the effective date of Executive's termination.

                  (c) Executive shall not accrue or be entitled to additional "paid time off", vacation pay, sick pay benefits, non-accrued bonuses, non-accrued or non-vested stock options, or any other compensation or benefits (related to Executive's employment or otherwise), after the effective date of termination, except as specifically described in Subsection 6.3
                           (b) above and the Severance Agreement.


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                  (d)      Company shall pay and deliver to Executive all
                           accrued salary, accrued vacation pay, accrued bonuses or other accrued pay, expenses, benefits, and vested stock options, through and upon the effective date of termination, IRRESPECTIVE OF WHETHER EXECUTIVE SIGNS AND/OR DELIVERS TO COMPANY THE ATTACHED SEVERANCE AGREEMENT.

         6.4 BY EXECUTIVE "WITHOUT CAUSE". Notwithstanding any other provision in the Employment Agreement, Executive may terminate his employment without cause upon sixty (60) days' written notice to Company. Company shall pay Executive all accrued salary, vacation or other pay, expenses, benefits, and vested stock options, through the date of termination.


         6.5      DEATH OR DISABILITY.

                  (a) Company may terminate Executive's employment if Executive dies or becomes permanently disabled. Executive shall be deemed "permanently disabled" for purposes of this Employment Agreement if he is unable, by reason of illness, accident, or other physical or mental incapacity, to perform substantially all of his normal duties for a continuous period of ninety (90) days.

                  (b) If Executive's employment is terminated on account of his death or disability, Company shall pay and provide to Executive or, if Executive is incompetent or deceased, his representative, attorney-in-fact, conservator, surviving spouse, heir(s), representative, trust or estate (hereinafter, "Executive's Representative") the Severance Package for a period of twelve (12) months, as more particularly described in, and subject to, the terms of the Severance Agreement. Company's obligations under the Severance Agreement are conditioned on, and shall not commence until, the occurrence of each of the following: (i) timely execution and delivery of the Severance Agreement to Company, within fifty-three (53) days after Company gives Executive or Executive's Representative written notice of the effective date of termination, and (ii) the expiration of seven (7) days, after delivery to Company of the executed Severance Agreement by Executive or Executive's Representative, without Executive or Executive's Representative having revoked acceptance of the Severance Agreement. In no event, however, shall Company have any obligation to provide compensation and benefits under the Severance Agreement (aa) while Company is still paying compensation and providing benefits under the terms of this Employment Agreement, or (bb) until after the effective date of Executive's termination.


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                  (c)      Executive shall not accrue or be entitled to
                           additional "paid time off", vacation pay, sick pay benefits, non-accrued bonuses, non-accrued or non vested stock options, or any other compensation or benefits (related to Executive's employment or otherwise), after the effective date of termination, except as specifically described in Subsection 6.5
                           (b) above and the Severance Agreement.

                  (d) Company shall pay and deliver to Executive (or Executive's Representative, if applicable) all accrued salary, accrued vacation pay, accrued bonuses or other accrued pay, expenses, benefits, and vested stock options, through and upon the effective date of termination, IRRESPECTIVE OF WHETHER EXECUTIVE OR EXECUTIVE'S REPRESENTATIVE SIGNS AND/OR DELIVERS THE ATTACHED SEVERANCE AGREEMENT.

         6.6 NO MITIGATION REQUIRED; TERMINATION OF SEVERANCE PACKAGE. Executive shall not be required to seek other employment as a condition to the Company's payment of and providing of post termination compensation and benefits under the Severance Agreement, if his employment is terminated under Sections 6.2 and 6.3, above. Company's obligation to pay Executive the Severance Package under a valid Severance Agreement shall terminate on the day Executive becomes employed with, enters into an independent contractor services agreement with, or otherwise becomes affiliated with, any entity that is a "competitor" of Company. For purposes of this Section 6.6, the term "competitor" shall mean any acute care hospital or system of acute care hospitals that operate, in whole or in part, in Orange County, California.

         6.7      FUTURE COOPERATION.

                  (a) Executive agrees to cooperate with the Company and use his best efforts in responding to all reasonable requests by the Company for assistance and advice relating to matters and procedures in which Executive was involved or which Executive managed or was responsible for while employed by the Company.

                  (b) Executive also represents and agrees to cooperate in the Company's defense or prosecution of any claim or other action which arises, whether civil, criminal, administrative or investigative, in which Executive's participation is required in the best judgment of the Company by reason of his former employment with the Company. Upon the Company's request, Executive will use his best efforts to attend hearings and trials, to assist in effectuating settlements, and to assist in the procuring of witnesses, producing evidence, and in the defense or prosecution of said claims or other actions. Company shall reimburse Executive for all reasonable legal expenses, including without limitation attorney's fees and costs, incurred by

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                           Executive in connection with Executive's performance
                           of his obligations under this Subsection 6.7 (b).

         6.8 NON-DISPARAGEMENT. Executive agrees that he will not make derogatory or disparaging statements about Company or any other affiliate companies and their employees, officers and directors. Executive shall not induce or incite claims of discrimination, wrongful discharge, sexual or other forms of harassment, breach of contract, tortious acts, or any other claims of any type whatsoever against Company by any other person or employee, relating to such individual's employment or business dealings with Company.


7. INDEMNIFICATION OF EXECUTIVE.

         7.1 To the extent permitted by law, Company shall defend, indemnify and hold Executive harmless from and against any and all losses, liabilities, damages, expenses (including attorneys' fees and costs), actions, causes of action or proceedings arising directly or indirectly from Executive's performance of this Employment Agreement or services as an employee of Company, acting within the scope of Executive's employment.

         7.2 The Company shall control the defense of such claim(s). The indemnification contained in this Article 7 shall be in addition to any right of indemnification to which Executive may be entitled under Company's Articles of Incorporation and Bylaws.

8. CONFIDENTIALITY AND EXCLUSIVITY.

         8.1 CONFIDENTIALITY. During and after Executive's employment under this Employment Agreement, Executive shall not (i) voluntarily, directly or indirectly communicate, in any manner to any legal or natural person (except as required by applicable law or in connection with the performance of his duties and responsibilities as an Executive under this Employment Agreement); or (ii) use or otherwise appropriate for Executive's own or any third party's benefit, any Confidential Information. "Confidential Information" shall include (without limitation) information made available to, obtained by or developed by Executive during the course of his employment relating or pertaining to the Company's trade secrets, financial information, technical information and /or business plans and strategies. Executive shall use his best efforts, and cooperate with the Company, to maintain the secrecy of and limit the use of such Confidential Information.

         8.2 PROPRIETARY RIGHTS; MATERIALS. All documents, memoranda, reports, notebooks, correspondence, files, lists and other records, and the like, designs, drawings, specifications, computer software and computer equipment, computer printouts, computer disks, and all photocopies or other reproductions thereof, affecting or relating to the Business of the Company, which Executive shall prepare, use, construct, observe, possess or control ("Company Materials"), shall be and remain the sole property of the Company. Executive shall deliver promptly to the Company all such Company Materials and other

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Company Property (E.G. tangible property, credit cards, entry cards, pagers, identification badges, cellular phones, and keys) upon termination of his employment.

9. NO ASSIGNMENT.

         9.1 Executive and Company shall not assign this Employment Agreement to any third party without the written consent of the other party to this Employment Agreement; provided, however, that Company's assignment of this Employment Agreement to a legal person in which Company has a controlling interest shall not be deemed a prohibited assignment under this Article 9.

         9.2 Except as provided the final sentence of this Section 9.2, Executive shall have the right, in Executive's sole discretion, to elect to treat a prohibited assignment by Company as a termination of his employment "without cause" by Company as provided for in Section 6.3. Executive shall be deemed to have conclusively waived such right, however, if (i) Executive does not give ten (10) days written notice to Company of his intent to declare a termination of his employment by Company, and (ii) Executive's ten (10) days notice to Company is not sent within thirty (30) days from Executive's receipt of written notification by the Company that the Employment Agreement has been assigned to a third party. Executive shall not have the right to terminate his employment under this Section 9.2 if Company successfully revokes or is able to rescind the prohibited assignment within the ten (10) days following receipt of Executive's written notice of his intent to terminate his employment.

10.      BINDING ARBITRATION.

         10.1 Any controversy between Company and Executive involving the construction or application of any of the terms, provisions or conditions of this Employment Agreement shall be submitted to binding arbitration if one Party sends a written demand for binding arbitration to the other Party. The provisions of this Article 10 shall also apply to any claim(s) by Executive of employment discrimination under federal or state law. Company and Executive shall both be deemed to have waived the right to litigate the claim in any federal or state court if either party tenders a written request for arbitration of any such claim(s).

         10.2 Prior to commencement of, and as a condition of, any arbitration, however, the Parties agree to first attempt to resolve any dispute before a neutral mediator in a non-binding mediation. The mediation shall take place within thirty (30) days of written notice by either Party of any such dispute. The mediator shall be (i) a California licensed attorney with at least fifteen
(15) years experience in, and an emphasis in, California and federal employment law, or (ii) a retired or former judge of the Superior Court of the State of California or of the Court of Appeals of the State of California ("Mediator"). The Mediator shall be selected by the same process used for the selection of an Arbitrator, as described in Section 10.5, below. The Parties agree that mediation shall not exceed one (1) day in duration.


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         10.3 Arbitration shall comply with and be governed by the provisions of the California Arbitration Act, unless otherwise precluded by California or Federal law. The Federal Arbitration Act shall apply only if enforcement of a particular provision of the California Arbitration Act would undermine the goals and policies of the Federal Arbitration Act.

         10.4 Any demand to arbitrate shall be deemed to have been made on the date actually received by the party upon whom it is served and, for purposes of the statute of limitations, shall have the same effect as if suit had been filed on the date the demand is made. Any demand to arbitrate any claim arising from or in connection with his Employment Agreement must be received within six (6) months after the claim first arose, notwithstanding any other statute of limitations providing for a longer period of time, unless otherwise forbidden by law.

         10.5 The arbitration shall occur in Orange County, California, before a neutral, single retired or former judge of the Superior Court of the State of California or of the Court of Appeals of the State of California ("Arbitrator"). The parties shall agree upon an Arbitrator within ten (10) days after the demand is made. If the Parties cannot agree on an arbitrator, then any of them may apply to the Orange County Superior Court for an order appointing an Arbitrator who meets the requirements of this Section 10.5.

         10.6 The Arbitrator shall have exclusive jurisdiction over all legal and equitable claims, issues and remedies, so all types of relief available in a judicial proceeding shall be available to the Parties in the Arbitration. The Parties may use the Orange County Superior Court or, only if required, the Federal Court in Orange County, to enforce the Arbitrator's rulings and awards. Discovery, including depositions for the purpose of discovery, shall be broadly permitted, and the provisions of the California Code of Civil Procedure ss.1283.05 shall apply.

         10.7 The Arbitrator shall prepare a written award, after conclusion of the arbitration, stating the essential findings and conclusions upon which the award is based, so as to permit judicial review of the award.

         10.8 Company shall pay all the Arbitrator's fees and the arbitration administrative costs (if any) as well as any other fees or costs (if any) which may be required by law in connection with enforcement of the arbitration provisions under this Article 10.

11. NOTICES. Any notices required or permitted to be sent under this Employment Agreement may be personally delivered, sent by overnight mail or overnight delivery service (E.G. Federal Express) or mailed by registered or certified mail, return receipt requested. Receipt of any notice shall be conclusively be deemed complete, according to the following: (i) personal delivery shall be deemed received the same day; (ii) overnight mail or overnight delivery service shall be deemed complete the next day, Sundays and holidays excepted; (iii)


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certified or registered mail shall be deemed complete upon recipient's execution of the receipt. Notices shall be sent to the following addresses until and unless changed by a Parties written notice to the other Party:

                  IF TO COMPANY:
                  Steve Blake, Chief Financial Officer
                  Integrated Healthcare Holdings, Inc
                  1301 North Tustin Avenue
                  Santa Ana, California  92705

                  IF TO EXECUTIVE:
                  Kenneth K. Westbrook
                  30932 Hunt Club Drive
                  San Juan Capistrano, California  92675

12. CAPTIONS. The captions of the sections of this Employment Agreement are solely for the convenience of the undersigned, are not a part of this Employment Agreement, and shall not be used for the interpretation of any provision of this Employment Agreement.

13. CONTINUING OBLIGATIONS. The rights and obligations of Executive and Company set forth in Articles 6, 7, 8 and 10 shall survive the termination of Executive's employment and the expiration of this Employment Agreement.

14. ATTORNEYS' FEES. In the event of a dispute relating to this Employment Agreement, each Party shall pay its own legal fees and costs.

15. SEVERABLE PROVISIONS. The provisions of this Employment Agreement are severable. If any provision shall be determined to be unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.

16. NON-WAIVER. The failure of either party to insist on strict compliance with any of the terms and conditions of this Employment Agreement by the other party shall not be deemed a waiver of that term or condition. The waiver or relinquishment of any right or power at any one time or times be deemed a waiver or relinquishment of that right or power for all or any other times.

17. ENTIRE AGREEMENT. This Employment Agreement is the full and complete agreement between Company and Executive. There are no other agreements of any kind. This Employment Agreement supersedes all prior agreements. This Employment Agreement can only be modified by a writing signed by both Parties.

18. APPLICABLE LAW; VENUE. This Employment Agreement is entered into and is to be performed in Orange County, California. The Employment Agreement shall be governed by the laws of the State of California. The Parties agree venue shall conclusively be deemed to lie in Orange County, California in the event of any

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arbitration or litigation. The Parties acknowledge and agree that this is a material provision without which Company would not have executed this Employment Agreement.

19. PHOTOCOPIES AND COUNTERPARTS. This Employment Agreement may be executed in counterparts, each of which shall be deemed an original and together shall constitute one complete instrument. Photocopies and facsimiles of such signed counterparts may be used in lieu of the originals for any purpose.

20. AUTHORITY. Any person or entity purporting to have the authority to enter into this Employment Agreement on behalf of or for the benefit of any other person or entity hereby warrants that it has such authority.

21. INTERPRETATION OF EMPLOYMENT AGREEMENT. In determining the meaning of, or resolving any ambiguity with respect to, any word, phrase or provision of this Employment Agreement, this Employment Agreement shall be construed with the understanding both Parties were responsible for, and participated in, its preparation. Section 1654 of the Civil Code shall not apply.

22. SEPARATE COUNSEL ENCOURAGED. Executive represents that has been advised to review this Employment Agreement with his own attorney before executing this Employment Agreement.


EACH OF THE UNDERSIGNED PARTIES HAS CAREFULLY READ, UNDERSTANDS AND AGREES TO EVERY PROVISION CONTAINED IN THIS EMPLOYMENT AGREEMENT.


INTEGRATED HEALTHCARE HOLDINGS, INC., a
Nevada corporation

By:  /s/ Maurice J. Dewald                          DATED:  December 2, 2008
     -----------------------------
        MAURICE J. DEWALD
        Chairman of the Board




   /s/ Kenneth K. Westbrook                         DATED:  December 2, 2008
   -------------------------------
        KENNETH K. WESTBROOK

                                    EXHIBIT A

                    SEVERANCE AGREEMENT WITH MUTUAL RELEASES


         This SEVERANCE AGREEMENT WITH MUTUAL RELEASES ("Severance Agreement") is between Integrated Healthcare Holdings, Inc. ("Employer") and Kenneth K. Westbrook ("Employee"). The agreed form of this Severance Agreement is attached as Exhibit "A" to a certain "Employment Agreement" between Employer, as Company, and Employee, as Executive, effective as of December 2, 2008. This Severance Agreement shall be effective as of date it has been fully executed by both Employer and Employee.
                                    AGREEMENT

1. Employee's employment was [or shall be] terminated on ___________________ , pursuant to Section(s) ______________ of the Employment Agreement. Unless otherwise provided in a writing, executed by both Employer and Employee, Employee shall not be required to, and shall not, render any services after the termination of employment ("Termination") and, further, shall not be authorized to represent the Employer in any capacity or for any purpose.

2. In consideration for Employee's releases and conditioned upon Employee's execution and delivery of this Severance Agreement to Employer within the time required, below, Employer shall pay and provide the below described compensation and benefits ("Severance Package").

3. TERMINATION UNDER EMPLOYMENT AGREEMENT SECTION 6.2 ("BY EXECUTIVE `FOR CAUSE'").

         3.1 If Employee justifiably terminates his employment "for cause," under Employment Agreement Section 6.2, commencing after the effective date of termination, Employer shall pay and provide to Employee all salary (after deduction of required withholdings), health and dental insurance to which Employee otherwise would be entitled under the Employment Agreement, for a period of twelve (12) months, as more particularly described in, and subject to, the terms of this Severance Agreement.

         3.2 Employee shall not accrue or be entitled to additional "paid time off," vacation pay, sick pay benefits, non-accrued bonuses, non-accrued or non-vested stock options, or any other compensation or benefits (related to his employment or otherwise), after the effective date of termination, except as specifically described in Section 3.1 above.

         3.3 Employer shall pay and deliver to Employee all accrued salary, accrued vacation pay, accrued bonuses or other accrued pay, expenses, benefits, and vested stock options, through and within three (3) business days following

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the effective date of termination, IRRESPECTIVE OF WHETHER THIS SEVERANCE
AGREEMENT IS EXECUTED.

         3.4 Employer's obligations under this Severance Agreement are conditioned on, and shall not commence until, the occurrence of each of the following (i) Employee's timely execution and delivery of the Severance Agreement to Employer, within fifty-three (53) days after Employee gives Employer written notice of the effective date of termination and the reason(s) therefore and, and (ii) the expiration of seven (7) days, after delivery of the executed Severance Agreement, without Employee having revoked his acceptance of the Severance Agreement. In no event, however, shall Employer have any obligation to provide compensation and benefits under the Severance Agreement
(aa) while Employer is still paying compensation and providing benefits under the terms of the Employment Agreement, or (bb) until after the effective date of Employee's termination.

         3.5 Any extension of the time for Employee's execution and delivery of this Severance Agreement must be in writing and executed by Employer; otherwise, no extension shall be permitted or shall be enforceable.

4. TERMINATION UNDER EMPLOYMENT AGREEMENT SECTION 6.3 ("BY COMPANY `WITHOUT CAUSE'").

         4.1 If Employer terminates Employee "without cause" under Employment Agreement Section 6.3, commencing after the effective date of termination, Employer shall pay and provide to Employee all salary (after deduction of required withholdings), health and dental insurance to which Employee otherwise would be entitled under the Employment Agreement, for a period of twelve (12) months, as more particularly described in, and subject to, the terms of this Severance Agreement.

         4.2 Employee shall not accrue or be entitled to additional "paid time off," vacation pay, sick pay benefits, non-accrued bonuses, non-accrued or non-vested stock options, or any other compensation or benefits (related to his employment or otherwise), after the effective date of termination, except as specifically described in Section 4.1 above.

         4.3 Employer shall pay and deliver to Employee all accrued salary, accrued vacation pay, accrued bonuses or other accrued pay, expenses, benefits, and vested stock options, through and on the effective date of termination, IRRESPECTIVE OF WHETHER THIS SEVERANCE AGREEMENT IS EXECUTED.


         4.4 Employer's obligations under this Severance Agreement are conditioned on, and shall not commence until, the occurrence of each of the following (i) Employee's timely execution and delivery of the Severance Agreement to Employer, within fifty-three (53) days after Employee gives Employer written notice of the effective date of termination and the reason(s) therefore and, and (ii) the expiration of seven (7) days, after delivery of the executed Severance Agreement, without Employee having revoked his acceptance of the Severance Agreement. In no event, however, shall Employer have any obligation to provide compensation and benefits under the Severance Agreement
(aa) while Employer is still paying compensation and providing benefits under the terms of the Employment Agreement, or (bb) until after the effective date of Employee's termination.

         4.5 Any extension of the time for Employee's execution and delivery of this Severance Agreement must be in writing and executed by Employer; otherwise, no extension shall be permitted or shall be enforceable.

5.       TERMINATION UNDER SECTION 6.5 ("DEATH OR DISABILITY").

         5.1 If Employee's employment is terminated on account of his death or disability, under Section 6.5 of the Employment Agreement, Employer shall pay and provide to Employee or, if incompetent or deceased, his representative, attorney in fact, conservator, surviving spouse, heir(s), representative, trust or estate, as appropriate (hereinafter, "Employee"), all salary (after deduction of required withholdings), health and dental insurance (if alive) to which Employee otherwise would be entitled under the Employment Agreement, for a period of twelve (12) months, as more particularly described in, and subject to, the terms of this Severance Agreement.

         5.2 Employee shall not accrue or be entitled to additional "Paid Time Off," vacation pay, sick pay benefits, non-accrued bonuses, non-accrued or non vested stock options, or any other compensation or benefits (employment related or otherwise), after the effective date of termination, except as specifically described in Sub-section "5.1," immediately above.

         5.3 Employer shall pay and deliver to Employee (or his surviving spouse or estate if applicable) all accrued salary, accrued vacation pay, accrued bonuses or other accrued pay, expenses, benefits, and vested stock options, through and on the effective date of termination, IRRESPECTIVE OF WHETHER THIS SEVERANCE AGREEMENT IS EXECUTED.


         5.4 Employer's obligations under this Severance Agreement are conditioned on, and shall not commence until, the occurrence of each of the following: (i) Employee's timely execution and delivery of the Severance Agreement to Employer, within fifty-three (53) days after Employer gives Employee written notice of the effective date of termination and, additionally
(ii) the expiration of seven (7) days, after delivery of the executed Severance Agreement, without Employee having revoked his acceptance of the Severance Agreement. In no event, however, shall Employer have any obligation to provide compensation and benefits under the Severance Agreement (aa) while Employer is still paying compensation and providing benefits under the terms of the Amended Employment Agreement, or (bb) until after the effective date of Employee's termination.

         5.5 Any extension of the time for Employee's execution and delivery of this Severance Agreement must be in writing and executed by Employer; otherwise, no extension shall be permitted or shall be enforceable.

6.       MUTUAL RELEASES.

         6.1 Employee releases Employer, and Employer releases Employee, from any and all known and unknown claims of any nature, including (without limitation) any claims arising from or otherwise related to Employee's employment by Employer, including (without limitation) any employment agreement of any kind whatsoever, or any amendment thereto.

         6.2 Employee's release of "Employer" means Employee waives, releases and forever discharges Employer and each of its current and former affiliates, subsidiaries, parents, divisions, successors, predecessors and assigns, as well as each of their respective past and present agents, directors, officers, shareholders, partners, insurers, representatives, consultants, attorneys and employees (collectively referred to as "Employer Releasees"), and each of them, from any and all claims of any kind or nature, whether known or unknown or suspected or unsuspected, which Employee now owns or holds, or has at any time before the date he signs this Severance Agreement, owned or held against Employer and the Employer Releasees, and each of them.

         6.3 The phrase "any and all known and unknown claims" as used in this Severance Agreement includes, but is not limited to, all claims, demands, causes of action, complaints, or actions of any kind, whether known or unknown, anticipated or unanticipated, suspected or unsuspected, past or present, contingent or fixed including which either Employee or Employer may have. "[A]ny and all known and unknown claims", includes (but is not limited to): (i) any and all claims based on tort or contract; (ii) any and all claims arising under federal, state or local law or statute, including, but not limited to any and all claims arising under Title VII of the Civil Rights Act of 1975, as amended, 42 U.S.C. ss.2000e, et seq., the Americans with Disabilities Act, 42 U.S.C. ss.12101, et seq., the Family and Medical Leave Act of 1993, 29 U.S.C., ss. 2601, et seq., the California Family Rights Act, Cal. Gov't Code ss. 12945.2, the California Fair Employment and Housing Act, Cal. Govt Code ss.12900, et seq., and any other federal, state or local fair employment practice or civil rights law, ordinance or executive order; and (iii) any and all claims arising out of, related to or connected with the employment of Employee by Employer, the terms and conditions and/or separation of that employment, and any employment practice, policy or decision of, or omission or action taken by, the Employee or Employer, and each of them, including, but not limited to, any claims for wrongful discharge, misrepresentation, defamation, fraud, fraudulent inducement or emotional distress.

         6.4 Employer and Employee understand that each of their releases includes all claims of every nature and kind whatsoever, known or unknown, suspected or unsuspected, including, without limitation, any and all claims or obligations arising from or related in any way to any initiated action of any kind. All rights under Section 1542 of the Civil Code of California, or under any other state statute or case law which is substantially similar to Section 1542 in language or effect, are hereby expressly waived. Section 1542 provides as follows:

         "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

         Employer and Employee understand that facts different from, or in addition to, those which are now known or believed to be true with respect presently asserted or any other possible claims may be discovered at a later date, but agrees that the releases contained herein shall be and remain effective in all respects notwithstanding such different or additional facts or the discovery thereof.


         6.5 Employee specifically, voluntarily, and knowingly waives any claims or causes of action he may have under the Age Discrimination in Employment Act ("ADEA") and pursuant to the Older Workers Benefit Protection Act ("OWBPA"). In this regard, Employee specifically acknowledges the following:


                  (i) Employee is aware of his right to consult with, and specifically has been given the opportunity to and has been advised to consult with Employee's own independent counsel regarding his rights under both of these Acts, as well as this entire Severance Agreement, prior to signing this Severance Agreement.

                  (ii)     Employee has the right to, and was given, twenty-one
                           (21) days within which to consider the provisions of this Severance Agreement if ADEA and OWBPA are applicable, although Employee may sign and return it sooner. Employee has decided to voluntarily execute the Severance Agreement now and, therefore, waives this right.

                  (iii) Employee understands he has the right to revoke this Severance Agreement for a period of seven (7) days after its execution. Accordingly, this Severance Agreement shall not become effective or enforceable until the eighth day following Employee's execution of this Severance Agreement.

                  (iv) Employee represents he has been given the opportunity to and has, in fact, read this entire Severance Agreement, that it is in plain language, and that Employee has had all questions (if any) regarding its meaning answered to Employee's satisfaction.

                  (v) Employee fully understands the terms, contents and effects of this Severance Agreement and understands that it is a FULL RELEASE OF ALL KNOWN AND UNKNOWN CLAIMS (if any) against Employer and any and all Employer Releasees, including all rights under the ADEA and OWPA. The releases contained herein are not a waiver of claims that may arise after the date of this Severance Agreement;

                  (vi) Employee represents he has enters into this Severance Agreement knowingly and voluntarily in exchange for the promises contained herein and, except as stated herein, no other representations have been made to Employee to induce or influence Employee's execution of this Severance Agreement.

7. FUTURE COOPERATION. As additional consideration for the compensation and benefits described in this Severance Agreement, notwithstanding his termination, Employee agrees as follows:

         7.1 Employee shall cooperate with the Employer and use his best efforts in responding to all reasonable requests by the Employer for assistance and advice relating to matters and procedures in which Employee was involved or which Employee managed or was responsible for while employed by Employer.

         7.2 Employee also shall cooperate in the Employer's defense or prosecution of any claim or other action which arises, whether civil, criminal, administrative or investigative, in which Employee's participation is required in the best judgment of the Employer by reason of his former employment with Employer. Upon Employer's request, Employee will use his best efforts to attend hearings and trials, to assist in effectuating settlements, and to assist in the procuring of witnesses, producing evidence, and in the defense or prosecution of said claims or other actions.

8. NON-DISPARAGEMENT. As additional consideration for the compensation and benefits described in this Severance Agreement, notwithstanding his termination, Employee shall not make derogatory nor disparaging statements about Employer or any other affiliate companies and their employees, officers and directors. Employee shall not induce or incite claims of discrimination, wrongful discharge, sexual or other forms of harassment, breach of contract, tortious acts, or any other claims of any type whatsoever against Employer by any other person or employee, relating to such individual's employment or business dealings with Employer.

9.       CONFIDENTIALITY; RETURN OF MATERIALS.

         9.1 During employment and after termination of his employment, Employee shall not (i) voluntarily, directly or indirectly communicate, in any manner to any legal or natural person (except as required by applicable law or in connection with the performance of his duties and responsibilities as an Employee hereunder) or (ii) use or otherwise appropriate for Employee's own or any third party's benefit any "confidential information" (the "Confidential Information"). Confidential Information shall be defined to include (without limitation) information made available to, obtained by or developed by Employee during the course of his employment relating or pertaining to Employer's trade secrets, financial information, technical information and/or business plans and strategies. Employee shall use his best efforts, and cooperate with the

Employer, to maintain the secrecy of and limit the use of such Confidential Information.

         9.2 All documents, memoranda, reports, notebooks, correspondence, files, lists and other records, and the like, designs, drawings, specifications, computer software and computer equipment, computer printouts, computer disks, and all photocopies or other reproductions thereof, affecting or relating to the business of Employer, which Employee shall prepare, use, construct, observe, possess or control ("Employer Materials") shall be and remain the sole property of the Employer. Employee shall deliver promptly to the Employer all such Employer Materials and other Employer Property (E.G. tangible property, credit cards, entry cards, pagers, identification badges, cellular phones, and keys) upon termination of his employment.

10.      BINDING ARBITRATION.

         10.1 Any controversy between Employer and Employee involving the construction or application of any of the terms, provisions or conditions of the Severance Agreement shall be submitted to binding arbitration if either Employer of Employee sends, via certified mail, return receipt requested, a written demand for binding arbitration to the other party. This Section "10" shall include any claim by Employee of employment discrimination under federal or state law. Employer and Employee shall both be deemed to have waived the right to litigate the claim in any federal or state court if either party tenders a written request for arbitration of any such claim(s).

         10.2 Prior to commencement of, and as a condition of, any arbitration, the Employer and Employee agree to first attempt to resolve any dispute before a neutral mediator in a non-binding mediation. The mediation shall take place within thirty (30) days of written notice by either party of any such dispute. The mediator shall be a California licensed attorney with at least fifteen years experience in and an emphasis in California and Federal Employment Law, or a retired or former judge of the Superior Court of the State of California or of the Court of Appeals of the State of California ("Mediator"). The Mediator shall be selected by the same process used for the selection of an Arbitrator, as described in Sub-section "10.5," below. Employer and Employee agree that mediation shall not exceed one (1) day in duration.

         10.3 The arbitration shall comply with and be governed by the provisions of the California Arbitration Act, unless otherwise precluded by California or Federal law. The Federal Arbitration Act shall apply only if enforcement of a particular provision of the California Arbitration Act would undermine the goals and policies of the Federal Arbitration Act.

         10.4Any demand to arbitrate shall be deemed to have been made on the date actually received by the party upon whom it is served and, for purposes of the statute of limitations, shall have the same effect as if suit had been filed on the date the demand is made. Any demand to arbitrate any claim arising from or in connection with this Severance Agreement must be received within six (6) months after the claim first arose, notwithstanding any other statute of limitations providing for a longer period of time, unless otherwise contrary to law.

         10.5. The arbitration shall occur in Orange County, California, before a neutral, single retired or former judge of the Superior Court of the State of California or of the Court of Appeals of the State of California ("Arbitrator"). The parties shall agree upon an Arbitrator within ten (10) days after the demand is made. If the parties cannot agree on an Arbitrator, then any of them may apply to the Orange County Superior Court for an Order appointing an Arbitrator who meets the requirements of this Sub-section "10.5."

         10.6 The Arbitrator shall have exclusive jurisdiction over all legal and equitable claims, issues and remedies, making all types of relief available in a judicial proceeding available to Employer or Employee in the arbitration. Employer or Employee may use the Orange County Superior Court or, only if required, the Federal Court in Orange County to enforce the Arbitrators rulings and awards. Discovery, including depositions for the purpose of discovery, shall be broadly permitted, and the provisions of the California Code of Civil Procedure ss.1283.05 shall apply.

         10.7 The Arbitrator shall prepare a written award after conclusion of the arbitration stating the essential findings and conclusions upon which the award is based, so as to permit judicial review of the award.

         10.8 Employer shall pay all the Arbitrator's fees and the arbitration administrative costs (if any) as well as any other fees or costs (if any) which may be required by law for the enforcement of this arbitration provision.

         10.9 The rights and obligations of Employee and Employer set forth in this Section "10" shall survive the termination or other expiration of this Severance Agreement

                            MISCELLANEOUS PROVISIONS

11. NOTICES. Any notices required or permitted to be sent under this Severance Agreement may be personally delivered, sent by overnight mail or overnight delivery service (E.G. Federal Express) or mailed by registered or certified mail, return receipt requested. Receipt of any notice shall be conclusively be deemed complete, according to the following: (i) personal delivery shall be deemed received the same day; (ii) overnight mail or overnight delivery service shall be deemed complete the next day, Sundays and holidays excepted; or (iii) certified or registered mail shall be deemed complete upon recipient's execution of the receipt. Notices shall be sent to the following addresses until and unless changed by written notice to Employer and/or
Employee:

                  IF TO EMPLOYER:

                  Scott Schoeffel, General Counsel
                  Integrated Healthcare Holdings, Inc.
                  1301 North Tustin Ave.
                  Santa Ana, CA  92705

                  IF TO EMPLOYEE:

                  Kenneth K. Westbrook
                  30932 Hunt Club Drive
                  San Juan Capistrano, California  92675

12. CAPTIONS. The captions of the paragraphs of this Severance Agreement are solely for the convenience of the undersigned, are not a part of this Severance Agreement, and shall not be used for the interpretation of any provision of this Severance Agreement.

13. ATTORNEYS' FEES. In the event of a dispute relating to this Severance Agreement, each party shall pay their own legal fees and costs.

14. SEVERABLE PROVISIONS. The provisions of this Severance Agreement are severable. If any provision shall be determined to be unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.

15. NON-WAIVER. The failure of either party to insist on strict compliance with any of the terms and conditions of this Severance Agreement by the other party shall not be deemed a waiver of that term or condition. The waiver or relinquishment of any right or power at any one time or times be deemed a waiver or relinquishment of that right or power for all or any other times.

16. ENTIRE AGREEMENT. This Severance Agreement is the full and complete agreement, and there are no other agreements between Employer and Employee regarding any of the obligations contained herein. This Severance Agreement can only be modified by a writing signed by both Employer and Employee.

17. APPLICABLE LAW; VENUE. This Severance Agreement is entered into and is to be performed in Orange County, California. This Severance Agreement shall be governed by the laws of the State of California. Employer and Employee agree venue shall conclusively be deemed to lie in Orange County, California in the event of any arbitration or litigation. This is a material provision without which Employer would not have executed this Severance Agreement.

18. PHOTOCOPIES AND COUNTERPARTS. This Severance Agreement may be executed in counterparts, each of which shall be deemed an original and together shall constitute one complete instrument. Photocopies and facsimiles of such signed counterparts may be used in lieu of the originals for any purpose.

19. AUTHORITY. Any person or entity purporting to have the authority to enter into this Severance Agreement on behalf of or for the benefit of any other person or entity hereby warrants that it has such authority.

20. INTERPRETATION OF SEVERANCE AGREEMENT. In determining the meaning of, or resolving any ambiguity with respect to, any word, phrase or provision of this Severance Agreement, this Severance Agreement shall be construed with the understanding both Employer and Employee were responsible for, and participated in, its preparation. Section 1654 of the Civil Code shall not apply.

21. SUCCESSORS AND ASSIGNS. The provisions of this Severance Agreement shall inure to the benefit of and be binding upon Employer and/or Employee's successors and assigns.

22. NO ADMISSION OF LIABILITY. Nothing contained in this Severance Agreement shall be construed as an admission by any party of any liability of any kind to any other party or any other person.

23. INDEMNITY RE: ASSIGNMENT OF CLAIMS. Employee and Employer represent that they have not assigned, or transferred, or purported to assign or transfer to any person, firm, or corporation any of the claims released hereunder. Employee and Employer agree to indemnify and hold each other party harmless against any claim, demand, debt, obligation, liability, cost, expense, right of action, or cause of action based on arising out of, or in connection with, any such transfer or assignment or purported transfer or assignment.

24. SEPARATE COUNSEL ENCOURAGED. Employee represents that has been advised to review this Severance Agreement with his own attorney before executing this Severance Agreement.


25. TERMINATION OF SEVERANCE PACKAGE. Employer's obligation to pay Employee the benefits and compensation associated with this Severance Agreement shall terminate on the day Employee becomes employed with, enters into an independent contractor services agreement with, or otherwise becomes affiliated with, any entity that is a "competitor" of Employer. For purposes of this Section "6.6," the term "competitor" shall mean any acute care hospital or system of acute care hospitals that operate, in whole or in part, in Orange County, California.

EACH OF THE UNDERSIGNED PARTIES ACKNOWLEDGE BY THEIR SIGNATURE BELOW THAT EACH HAS CAREFULLY READ, UNDERSTANDS AND AGREES TO EVERY PROVISION OF THIS SEVERANCE AGREEMENT.

AGREED AND EXECUTED ON __________, 2008.

By:
    ------------------------------------
    Kenneth K. Westbrook, Employee


INTEGRATED HEALTHCARE HOLDINGS, INC.

AGREED AND EXECUTED ON___________,2008.

By: _____________________________
       Company